Phoenix Market Neutral Fund,

a Series of Phoenix Opportunities Trust

Supplement dated November 30, 2007 to the Alternative Funds Prospectus dated June 27, 2007,

as supplemented August 17, 2007, September 7, 2007 and November 9, 2007

IMPORTANT NOTICE TO INVESTORS OF PHOENIX MARKET NEUTRAL FUND (“the Fund”)

On November 15, 2007, the Board of Trustees for the Fund approved, and recommended approval by shareholders at a Special Meeting of Shareholders to be held on December 27, 2007, the following proposals:

1.	Approve an Investment Subadvisory Agreement between the Fund’s investment adviser, Phoenix Investment Counsel, Inc. (“PIC”) and The Boston Company Asset Management, LLC (“Subadviser” or “TBCAM”), thereby replacing the Fund’s current subadviser.

As Subadviser, TBCAM will be responsible for the day-to-day management of the Fund’s portfolio.

The Fund would pay no fee directly to TBCAM as the Subadviser. Under the Subadvisory Agreement, the fee to be paid to the Subadviser is 0.75% of the average daily net assets of the Fund. If approved, the Subadvisory Agreement would have an initial term through December 31, 2009. The Subadvisory Agreement would continue thereafter on a year to year basis with the approval of the Fund’s Trustees, including a majority of the Disinterested Trustees.

No material changes to the Fund’s current principal investment strategies will occur if the Subadvisory Agreement is approved. PIC will continue to serve as the Fund’s investment adviser.

Information about TBCAM

TBCAM is located at Mellon Financial Center, One Boston Place, Boston, MA 02108. TBCAM is a wholly-owned subsidiary of Bank of New York Mellon Corporation. As of June 30, 2007, TBCAM had approximately $76.3 billion of assets under management in active equity investment strategies.

2.	Approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval. If this proposal is approved, the Fund will be able to avoid the expense of, and delays associated with, proxy solicitations for subadviser changes determined by the Board of Trustees to be in the best interest of shareholders.

For more information on these proposals, please refer to the Fund’s Proxy Statement as filed with the Securities and Exchange Commission (“SEC”) on November 29, 2007 by Phoenix Opportunities Trust by visiting the SEC’s Web site at www.sec.gov/edgar.

Investors should retain this supplement with the Prospectus for future reference.

POT 4849/SA Change (11/07)